Legacy Wine & Spirits International Ltd.

( formerly Legacy Mining Ltd.)

(A Nevada Corporation)

SUBSCRIPTION DOCUMENTS - REGISTERED 144 SHARES – SIX MONTH HOLD

The attached Subscription Documents must be completed and delivered to Legacy Wine & Spirits International Ltd., a Nevada Corporation ("Company") as follows:

MAIL TO:

Legacy Wine & Spirits International Ltd.

385 52 Ave.

Pointe-Calumet Quebec,

J0N 1G4

Phone: 1-888-488-6882

Fax:     1-888-265-0498

Subscriptions must be paid (at a price of $0.___ per Share) by a personal check or by a cashier's check or by a bank wire transfer.  For payment, refer to Payment Instructions on page 3.

SECTION A - HOW TO SUBSCRIBE

To subscribe for shares to be issued by the Company, each share being one share of the Company's $.0001 par value common stock. The purchase price per share is $0.___ and you must complete the enclosed Subscription Agreement and the Purchaser Suitability Questionnaire.

Directions for the Subscription Agreement are as follows:

1. Minimum Investment  -  10,000 Shares  ($ 5,000 U.S.).

2. Be sure to provide your correct name, address and Social Security number or tax identification number (when applicable), as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. Signature and Supporting Material Requirements   The following requirements have been established for the various capacities in which shares may be purchased and held other than by you as an individual:

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

TENANTS IN COMMON: The signatures of all parties are required.

TENANTS BY THE ENTIRETY: The signatures of all parties are required.

PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of shares.

5.

Furnish the following:

(a)

Completed Subscription Agreement;

(b)

Supporting material if required (see Item 4 above);

(c)

A personal check or cashier's check or bank wire transfer in the amount of your subscription (Refer to Payment Instructions on page 3).

SECTION B - SUBSCRIPTION AGREEMENT

The undersigned hereby subscribes to __________________Shares of the Company's $0.0001 par value common stock at a purchase price of $0.___ per share.

The undersigned is aware that:

1).

The Company has the right to accept or reject this subscription in whole or in part.  This subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. Subscriptions need not be accepted by the Company in the order in which subscriptions are received.

2).

The Company will be accepting subscriptions to a maximum of 5,000,000 Shares in the aggregate.

3).

Subscriptions for Shares are irrevocable and shall survive the subscriber's death or disability.  Payment in full of the purchase price of the shares is due and must be made upon subscription.

4).

Upon full payment, the Company will deliver to the Holder a restricted Share Certificate representing the number of shares purchased.

How to Subscribe

You are subscribing to purchase a total of __________________ Shares at $0.___ per Share ($__________) by (check and initial applicable line):

________

$_______________(_________Shares) paid by cashier's check;

________

$_______________(_________Shares) paid by personal check; or

________

$_______________(_________Shares) paid by wiring funds.

MAKE CHECK PAYABLE TO: "Legacy Wine & Spirits International Ltd."

MAIL TO:

Legacy Wine & Spirits International Ltd.

385 52 Ave.,

                               Pointe-Calumet

Quebec

J0N 1G4

WIRE TRANSFER INSTRUCTIONS:

To send a wire, you will need to give the remitting bank the following instructions:

Beneficiary Bank:

        Bank of Montreal

        First Bank Tower

        595 Burrard Street

        Vancouver, B.C

                                                          V7X 1L7

Canadian Bank Number:

        001

Transit Number:

        0004

Swift BIC Address:

        BOFMCAM2

Beneficiary Name:

        Legacy Wine & Spirits International Ltd.

Beneficiary Acc. No.:

        4608-682

For details, see How to Subscribe (immediately preceding this Subscription Agreement)

Print name(s) in which Shares are to be registered:

NAME:(1)___________________________________ Soc. Sec. or Tax I.D.    No._______________________

NAME:(2)___________________________________ Soc. Sec. or Tax I.D.     No._______________________

Address:________________________________________________________________

_______________________________________________________________________ Phone:

___________________

Title to your purchased Shares is to be held as follows (check and initial one):

a.

________

Husband & Wife, as community property

b.

________

Joint Tenants

c.

________

Tenants in Common

d.

________

Individual

e.

________

Corporation

f.

________

Partnership

g.

________

Trust

h.

________

Other:

Please Describe_____________________________________________________________

NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

DATED:____________________ 20__, at ________________________________________

(1)___________________________________ (2)___________________________________

NOTE: If Shares are to be registered in more than one name, all subscribers must sign.

Acceptance of Subscription

Agreed to and accepted:

By:   Legacy Wine & Spirits International Ltd., a Nevada Corporation

By:   ____________________________________

        Robert Klein

Its:   President

By:  ____________________________________

        Marc Schieve

Its:   Secretary